Exhibit 99.1

NEWS RELEASE

One Park Place, Suite 700 ∎ 621 Northwest 53rd Street ∎ Boca Raton, Florida 33487 ∎ www.geogroup.com

THE GEO GROUP REPORTS THIRD QUARTER 2018 RESULTS

•	3Q18 Net Income Attributable to GEO of $0.33 per diluted share

•	3Q18 Adjusted Net Income of $0.38 per diluted share

•	3Q18 AFFO of $0.65 per diluted share

•	FY18 guidance for Net Income Attributable to GEO of $1.25-$1.27;

Adjusted Net Income of $1.35-$1.37; and AFFO of $2.47-$2.49 per diluted share

Boca Raton, Fla. – November 7, 2018 – The GEO Group, Inc. (NYSE: GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) and a leading provider of evidence-based offender rehabilitation and community reentry services around the globe, reported today its financial results for the third quarter 2018.

Third Quarter 2018 Highlights

•	Net Income Attributable to GEO of $39.3 million or $0.33 per diluted share

•	Adjusted Net Income of $0.38 per diluted share

•	Net Operating Income of $162.8 million

•	Normalized FFO of $0.52 per diluted share

•	AFFO of $0.65 per diluted share

GEO reported third quarter 2018 net income attributable to GEO of $39.3 million, or $0.33 per diluted share, compared to $38.5 million, or $0.31 per diluted share, for the third quarter 2017. GEO reported total revenues for the third quarter 2018 of $583.5 million up from $566.8 million for the third quarter 2017.

Third quarter 2018 results reflect $4.2 million in start-up expenses, after-tax, related to the third quarter 2018 activation of a 338-bed annex at the company-owned Folkston ICE Processing Center in Georgia; the company-owned, 661-bed Eagle Pass Correctional Facility in Texas; and the company-owned, 1,000-bed Montgomery ICE Processing Center in Texas. Third quarter 2018 results also reflect a $2.2 million loss on real estate assets, after-tax, related to the write-off of leasehold improvements at company-leased facilities. Excluding these items, GEO reported third quarter 2018 Adjusted Net Income of $45.6 million, or $0.38 per diluted share.

GEO reported third quarter 2018 Normalized Funds From Operations (“Normalized FFO”) of $62.9 million, or $0.52 per diluted share, compared to $58.8 million, or $0.48 per diluted share, in the third quarter 2017. GEO reported third quarter 2018 Adjusted Funds From Operations (“AFFO”) of $77.9 million, or $0.65 per diluted share, compared to $77.0 million, or $0.63 per diluted share, in the third quarter 2017.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We are pleased with our third quarter results and our earnings and AFFO guidance for the fourth quarter. We are focused on effectively allocating capital to drive long-term, sustainable value for our shareholders, and we remain optimistic regarding the demand for our services and the outlook for new growth opportunities.”

First Nine Months 2018 Highlights

•	Net Income Attributable to GEO of $111.7 million or $0.92 per Diluted Share

•	Adjusted Net Income of $1.00 per Diluted Share

•	Net Operating Income of $463.0 million

•	Normalized FFO of $1.43 per Diluted Share

•	AFFO of $1.82 per Diluted Share

For the first nine months of 2018, GEO reported net income attributable to GEO of $111.7 million, or $0.92 per diluted share, compared to $109.9 million, or $0.91 per diluted share, for the first nine months of 2017. GEO reported total revenues for the first nine months of 2018 of $1.73 billion up from $1.69 billion for the first nine months of 2017.

Results for the first nine months of 2018 reflect a $0.3 million net charge related to the Tax Cuts and Jobs Act; a $0.6 million loss on extinguishment of debt; $3.7 million in legal related expenses, after-tax; $4.3 million in start-up expenses, after-tax; and a $2.7 million loss on real estate assets, after-tax. These items were partially offset by $2.1 million in escrow releases, after-tax. Excluding these items, GEO reported Adjusted Net Income of $121.0 million, or $1.00 per diluted share for the first nine months of 2018.

For the first nine months of 2018, GEO reported Normalized FFO of $173.2 million, or $1.43 per diluted share, compared to $172.3 million, or $1.43 per diluted share, for the first nine months of 2017. For the first nine months of 2018, GEO reported AFFO of $219.9 million, or $1.82 per diluted share, compared to $225.7 million, or $1.88 per diluted share, for the first nine months of 2017.

Stock Repurchase Program

During the first nine months of 2018, GEO repurchased approximately 3.1 million shares of its common stock for approximately $70.4 million under the $200.0 million stock repurchase program approved by GEO’s Board of Directors, which is effective through October 20, 2020.

The stock repurchase program is intended to be implemented through purchases made from time to time in the open market or in privately negotiated transactions, in accordance with applicable Securities and Exchange Commission requirements. The stock repurchase program does not obligate GEO to purchase any specific amount of its common stock and may be suspended or extended at any time at the discretion of GEO’s Board of Directors.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Quarterly Dividend

On October 15, 2018, GEO’s Board of Directors declared a quarterly cash dividend of $0.47 per share. The quarterly cash dividend was paid on November 2, 2018 to shareholders of record as of the close of business on October 26, 2018. The declaration of future quarterly cash dividends is subject to approval by GEO’s Board of Directors and to meeting the requirements of all applicable laws and regulations. GEO’s Board of Directors retains the power to modify its dividend policy as it may deem necessary or appropriate in the future.

2018 Financial Guidance

GEO updated its financial guidance for the fourth quarter 2018 and full-year 2018. For the fourth quarter 2018, GEO expects total revenues to be in a range of $587 million to $592 million. GEO expects fourth quarter 2018 Net Income Attributable to GEO to be in a range of $0.32 to $0.34 per diluted share. GEO’s fourth quarter guidance reflects approximately $0.01 per diluted share in close-out expenses related to the consolidation of populations into GEO’s larger reentry facilities in Pennsylvania, resulting in the idling of smaller underperforming assets, and approximately $0.02 per diluted share in losses associated with the damage caused by Hurricane Michael to the GEO-managed Bay Correctional Facility in Florida, for which GEO expects to receive insurance reimbursement proceeds in 2019.

Excluding these items, GEO provided fourth quarter 2018 guidance for Adjusted Net Income in a range of $0.35 to $0.37 per diluted share. GEO also confirmed its fourth quarter 2018 guidance for AFFO in a range of $0.65 to $0.67 per diluted share.

For the full-year 2018, GEO expects Net Income Attributable to GEO to be in a range of $1.25 to $1.27 per diluted share; Adjusted Net Income to be in a range of $1.35 to $1.37 per diluted share; and AFFO to be in a range of $2.47 to $2.49 per diluted share. GEO expects full-year 2018 revenue to be approximately $2.3 billion.

Reconciliation Tables and Supplemental Information

GEO has made available Supplemental Information which contains reconciliation tables of Net Income Attributable to GEO to Net Operating Income, Net Income to EBITDAre (EBITDA for real estate) and Adjusted EBITDAre (Adjusted EBITDA for real estate), Net Income Attributable to GEO to Adjusted Net Income, and Net Income Attributable to GEO to FFO, Normalized FFO and AFFO along with supplemental financial and operational information on GEO’s business and other important operating metrics. The reconciliation tables are also presented herein. Please see the section of this press release below titled “Note to Reconciliation Tables and Supplemental Disclosure—Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures. GEO’s Reconciliation Tables can be found herein and in GEO’s Supplemental Information which is available on GEO’s Investor Relations webpage at investors.geogroup.com.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Conference Call Information

GEO has scheduled a conference call and simultaneous webcast for today at 11:00 AM (Eastern Time) to discuss GEO’s third quarter 2018 financial results as well as its outlook. The call-in number for the U.S. is 1-877-250-1553 and the international call-in number is 1-412-542-4145. In addition, a live audio webcast of the conference call may be accessed on the Events and Webcasts section of GEO’s investor relations webpage at investors.geogroup.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until November 21, 2018 at 1-877-344-7529 (U.S.) and 1-412-317-0088 (International). The participant passcode for the telephonic replay is 10125520.

About The GEO Group

The GEO Group, Inc. (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe. GEO is the world’s leading provider of diversified correctional, detention, community reentry, and electronic monitoring services to government agencies worldwide with operations in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the ownership and/or management of 136 facilities totaling approximately 96,000 beds, including projects under development, with a growing workforce of approximately 23,000 professionals.

Note to Reconciliation Tables and Supplemental Disclosure –

Important Information on GEO’s Non-GAAP Financial Measures

Net Operating Income, EBITDAre, Adjusted EBITDAre, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations, and Adjusted Net Income are non-GAAP financial measures that are presented as supplemental disclosures. GEO has presented herein certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including Adjusted Net Income, FFO, Normalized FFO, and AFFO. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While we have provided a high level reconciliation for the guidance ranges for full year 2018, we are unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking non-GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, loss on extinguishment of debt, depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, gain/loss on real estate assets, pre-tax, and start-up expenses, pre-tax.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

EBITDAre (EBITDA for real estate) is defined as net income adjusted by adding provisions for income tax, interest expense, net of interest income, depreciation and amortization, and gain/loss on sale of real estate assets, pre-tax. Adjusted EBITDAre (Adjusted EBITDA for real estate) is defined as EBITDAre adjusted for net income/loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented merger and acquisition (“M&A”) related expenses, pre-tax, start-up expenses, pre-tax, legal related expenses, pre-tax, and escrow releases, pre-tax. Given the nature of our business as a real estate owner and operator, we believe that EBITDAre and Adjusted EBITDAre are helpful to investors as measures of our operational performance because they provide an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business.

We believe that by removing the impact of our asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDAre and Adjusted EBITDAre provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from net income attributable to GEO.

The adjustments we make to derive the non-GAAP measures of EBITDAre and Adjusted EBITDAre exclude items which may cause short-term fluctuations in income from continuing operations and which we do not consider to be the fundamental attributes or primary drivers of our business plan and they do not affect our overall long-term operating performance. EBITDAre and Adjusted EBITDAre provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes.

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net Tax Cuts and Jobs Act (“TCJA”) impact, M&A related expenses, pre-tax, loss on extinguishment of debt, start-up expenses, pre-tax, legal related expenses, pre-tax, escrow releases, pre-tax, and tax effect of adjustments to FFO.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented net TCJA impact, M&A related expenses, pre-tax, gain/loss on sale of real estate assets, pre-tax, loss on extinguishment of debt, start-up expenses, pre-tax, legal related expenses, pre-tax, escrow releases, pre-tax, and tax effect of adjustments to Net Income Attributable to GEO.

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Because of the unique design, structure and use of our correctional facilities, we believe that assessing the performance of our correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We have modified FFO to derive Normalized FFO and AFFO that meaningfully reflect our operations.

Our assessment of our operations is focused on long-term sustainability. The adjustments we make to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in net income attributable to GEO but have no impact on our cash flows, or we do not consider them to be fundamental attributes or the primary drivers of our business plan and they do not affect our overall long-term operating performance. We may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of our operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from Net Income Attributable to GEO.

We believe the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of our ability to fund capital expenditures and expand our business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in our industry as a real estate investment trust.

Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for the fourth quarter and full year 2018, the assumptions underlying such guidance, and statements regarding future project activations and growth opportunities. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2018 given the various risks to which its business is exposed; (2) GEO’s ability to fully implement its announced stock repurchase program and the timing and amounts of any future stock repurchases; (3) GEO’s ability to declare future quarterly cash dividends and the timing and amount of such future cash dividends; (4) GEO’s ability to successfully pursue further growth and continue to create shareholder value; (5) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (6) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (7) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (8) GEO’s ability to obtain future financing on acceptable terms; (9) GEO’s ability to sustain company-wide occupancy rates at its facilities; (10) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (11) the impact of any future regulations or guidance on the Tax Cuts and Jobs Act; (12) GEO’s ability to remain qualified as a REIT; (13) the incurrence of REIT related expenses; and (14) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports.

Third quarter and first nine months financial tables to follow:

Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Condensed Consolidated Statements of Operations*

(Unaudited)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$583,530	$566,759	$1,731,956	$1,694,443
Operating expenses	434,806	423,134	1,299,312	1,276,286
Depreciation and amortization	31,297	31,649	94,536	92,464
General and administrative expenses	47,647	49,074	136,927	143,866

Operating income	69,780	62,902	201,181	181,827
Interest income	8,428	14,648	26,194	38,971
Interest expense	(37,991)	(38,719)	(110,779)	(109,702)
Income before income taxes and equity in earnings of affiliates	40,217	38,831	116,596	111,096
Provision for income taxes	3,723	1,720	12,193	5,590
Equity in earnings of affiliates, net of income tax provision	2,735	1,342	7,071	4,255

Net income	39,229	38,453	111,474	109,761
Less: Net loss attributable to noncontrolling interests	60	36	223	123

Net income attributable to The GEO Group, Inc.	$39,289	$38,489	$111,697	$109,884

Weighted Average Common Shares Outstanding:
Basic	119,681	122,251	120,567	119,356
Diluted	120,302	122,887	121,055	120,114
Income per Common Share Attributable to The GEO Group, Inc. :
Basic:
Net income per share — basic	$0.33	$0.31	$0.93	$0.92

Diluted:
Net income per share — diluted	$0.33	$0.31	$0.92	$0.91

Regular Dividends Declared per Common Share	$0.47	$0.47	$1.41	$1.41

*	all figures in ‘000s, except per share data

Reconciliation of Net Income Attributable to GEO to Adjusted Net Income

(In thousands, except per share data)(Unaudited)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
Net Income attributable to GEO	$39,289	$38,489	$111,697	$109,884
Add (Subtract):
Net Tax Cuts and Jobs Act Impact	—	—	304	—
Loss on extinguishment of debt	—	—	574	—
Start-up expenses, pre-tax	4,061	—	4,159	—
M&A related expenses, pre-tax	—	4,974	—	17,930
Legal related expenses, pre-tax	—	—	4,500	—
Escrow releases, pre-tax	—	—	(2,273)
Gain/Loss on real estate assets, pre-tax	2,209	—	2,701	(261)
Tax effect of adjustments to Net Income attributable to GEO	74	(1,430)	(639)	(3,953)

Adjusted Net Income	$45,633	$42,033	$121,023	$123,600

Weighted average common shares outstanding - Diluted	120,302	122,887	121,055	120,114
Adjusted Net Income Per Diluted Share	$0.38	$0.34	$1.00	$1.03

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Condensed Consolidated Balance Sheets*

(Unaudited)

	As of	As of
	September 30, 2018	December 31, 2017
	(unaudited)	(unaudited)
ASSETS
Cash and cash equivalents	$66,007	$81,377
Restricted cash and cash equivalents	54,931	44,932
Accounts receivable, less allowance for doubtful accounts	403,610	389,916
Contract receivable, current portion	9,420	18,142
Prepaid expenses and other current assets	37,587	45,342

Total current assets	$571,555	$579,709
Restricted Cash and Investments	28,939	27,999
Property and Equipment, Net	2,148,005	2,078,123
Non-Current Contract Receivable	384,794	404,309
Assets Held for Sale	2,634	3,915
Deferred Income Tax Assets	26,277	26,277
Intangible Assets, Net (including goodwill)	1,014,315	1,034,290
Other Non-Current Assets	65,820	72,286

Total Assets	$4,242,339	$4,226,908

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$82,284	$92,587
Accrued payroll and related taxes	53,597	71,732
Accrued expenses and other current liabilities	197,459	176,324
Current portion of capital lease obligations, long-term debt, and non-recourse debt	340,143	28,920

Total current liabilities	$673,483	$369,563

Non-Current Deferred Income Tax Liabilities	8,757	8,757
Other Non-Current Liabilities	89,214	96,702
Capital Lease Obligations	4,954	6,059
Long-Term Debt	2,363,318	2,181,544
Non-Recourse Debt	22,201	365,364
Shareholders’ Equity	1,080,412	1,198,919

Total Liabilities and Shareholders’ Equity	$4,242,339	$4,226,908

*	all figures in ‘000s

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to FFO, Normalized FFO, and AFFO*

(Unaudited)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income attributable to GEO	$39,289	$38,489	$111,697	$109,884
Add (Subtract):
Real Estate Related Depreciation and Amortization	17,634	$16,782	$52,531	$48,718
Gain/Loss on real estate assets **	2,209	$—	$2,701	$(261)

Equals: NAREIT defined FFO	$59,132	$55,271	$166,929	$158,341

Add (Subtract):
Net Tax Cuts and Jobs Act Impact	—	—	304	—
Loss on extinguishment of debt	—	—	574	—
Start-up expenses, pre-tax	3,728	—	3,826	—
M&A related expenses, pre-tax	—	4,974	—	17,930
Legal related expenses, pre-tax	—	—	4,500	—
Escrow releases, pre-tax	—	—	(2,273)	—
Tax Effect of adjustments to Funds From Operations ***	74	(1,430)	(639)	(3,953)

Equals: FFO, normalized	$62,934	$58,815	$173,221	$172,318

Add (Subtract):
Non-Real Estate Related Depreciation & Amortization	13,663	14,867	42,005	43,746
Consolidated Maintenance Capital Expenditures	(6,162)	(5,822)	(17,561)	(17,179)
Stock Based Compensation Expenses	5,564	4,859	16,351	14,852
Amortization of debt issuance costs, discount and/or premium and other non-cash interest	1,868	4,246	5,860	11,922

Equals: AFFO	$77,867	$76,965	$219,876	$225,659

Weighted average common shares outstanding - Diluted	120,302	122,887	121,055	120,114
FFO/AFFO per Share - Diluted
Normalized FFO Per Diluted Share	$0.52	$0.48	$1.43	$1.43
AFFO Per Diluted Share	$0.65	$0.63	$1.82	$1.88

Regular Common Stock Dividends per common share	$0.47	$0.47	$1.41	$1.41

*	all figures in ‘000s, except per share data
**	no tax impact
***	tax adjustments related to Start-up, M&A, Legal expenses and Escrow releases

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to

Net Operating Income, EBITDAre and Adjusted EBITDAre*

(Unaudited)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income attributable to GEO	$39,289	$38,489	$111,697	$109,884
Less
Net loss attributable to noncontrolling interests	60	36	223	123

Net Income	$39,229	$38,453	$111,474	$109,761
Add (Subtract):
Equity in earnings of affiliates, net of income tax provision	(2,735)	(1,342)	(7,071)	(4,255)
Income tax provision	3,723	1,720	12,193	5,590
Interest expense, net of interest income	29,563	24,071	84,011	70,731
Loss on extinguishment of debt	—	—	574	—
Depreciation and amortization	31,297	31,649	94,536	92,464
General and administrative expenses	47,647	49,074	136,927	143,866

Net Operating Income, net of operating lease obligations	$148,724	$143,625	$432,644	$418,157

Add:
Operating lease expense, real estate	8,110	7,750	23,805	22,112
Gain/Loss on real estate assets, pre-tax	2,209	—	2,701	(261)
Start-up expenses, pre-tax	3,728	—	3,826	—

Net Operating Income (NOI)	$162,771	$151,375	$462,976	$440,008

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income	$39,229	$38,453	$111,474	$109,761
Add (Subtract):
Income tax provision **	3,923	2,297	12,829	7,375
Interest expense, net of interest income ***	29,563	24,071	84,585	70,731
Depreciation and amortization	31,297	31,649	94,536	92,464
Gain/Loss on real estate assets, pre-tax	2,209	—	2,701	(261)

EBITDAre	$106,221	$96,470	$306,125	$280,070

Add (Subtract):
Net loss attributable to noncontrolling interests	60	36	223	123
Stock based compensation expenses, pre-tax	5,564	4,859	16,351	14,852
M&A related expenses, pre-tax	—	4,974	—	17,930
Start-up expenses, pre-tax	3,728	—	3,826	—
Legal related expenses, pre-tax	—	—	4,500	—
Escrow Releases, pre-tax	—	—	(2,273)	—

Adjusted EBITDAre	$115,573	$106,339	$328,752	$312,975

*	all figures in ‘000s
**	including income tax provision on equity in earnings of affiliates
***	includes loss on extinguishment of debt

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations

NEWS RELEASE

2018 Outlook/Reconciliation

(In thousands, except per share data)

(Unaudited)

	FY 2018
Net Income Attributable to GEO	$151,000	to	$153,000
Real Estate Related Depreciation and Amortization	71,500		71,500
Loss on Sale of Real Estate Assets	2,500		2,500

Funds from Operations (FFO)	$225,000	to	$227,000

Adjustments
Start-Up/Close-Out Expenses	6,000		6,000
Loss on Extinguishment of Debt	600		600
Hurricane Michael Losses	2,000		2,000
Legal Related Expenses	4,500		4,500
Escrow Releases	(2,300)		(2,300)
Tax Effect of Adjustments to FFO	(800)		(800)

Normalized Funds from Operations	$235,000	to	$237,000

Non-Real Estate Related Depreciation and Amortization	56,500		56,500
Consolidated Maintenance Capex	(23,500)		(23,500)
Non-Cash Stock Based Compensation	22,000		22,000
Non-Cash Interest Expense	8,500		8,500

Adjusted Funds From Operations (AFFO)	$298,500	to	$300,500

Net Cash Interest Expense	107,500		107,500
Consolidated Maintenance Capex	23,500		23,500
Income Taxes	15,500		15,500

Adjusted EBITDAre	$445,000	to	$447,000

G&A Expenses	181,500		181,500
Non-Cash Stock Based Compensation	(22,000)		(22,000)
Equity in Earnings of Affiliates	(9,000)		(9,000)
Loss on Sale of Real Estate Assets	(2,500)		(2,500)
Legal Related Expenses	(4,500)		(4,500)
Real Estate Related Operating Lease Expense	32,000		32,000

Net Operating Income	$620,500	to	$622,500

Adjusted Net Income Per Diluted Share	$1.35	to	$1.37
AFFO Per Diluted Share	$2.47	to	$2.49
Weighted Average Common Shares Outstanding-Diluted	120,800	to	120,800

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Contact:	Pablo E. Paez	(866) 301 4436
Executive Vice President, Corporate Relations